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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 2003

                              --------------------

                         OIL STATES INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                1-16337                            76-0476605
       (State or other jurisdiction                 (Commission File                     (I.R.S. Employer
    of incorporation or organization)                    Number)                        Identification No.)

                               THREE ALLEN CENTER
                           333 CLAY STREET, SUITE 3460
                              HOUSTON, TEXAS 77002
                       (Address and zip code of principal
                               executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 652-0582


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.


Exhibit
Number            Description of Document
------            -----------------------

99.1              Oil States International, Inc. - Additional Quarterly
                  Segment and Operating Data - Two Years Ended December 31, 2002


ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

         On April 28, 2003, Oil States International, Inc. issued a press release announcing its first quarter 2003 financial results and providing certain segment and operating data for the quarter ended March 31, 2003. A copy of the press release was furnished as Exhibit 99.1 to a Form 8-K filed with the SEC on April 28, 2003. Exhibit 99.1 furnished herewith and incorporated by reference discloses certain segment and operating data for each of the quarterly periods in the two years ended December 31, 2002. To supplement our consolidated financial statements presented in accordance with U. S. generally accepted accounting principals (GAAP), we use the non-GAAP measure of EBITDA, which consists of operating income plus depreciation and amortization expense. For a discussion of EBITDA, please see footnote (4) on page 23 of our Annual Report on Form 10-K for the year ended December 31, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 4, 2003

                                    OIL STATES INTERNATIONAL, INC.


                                    By:  /s/ CINDY B. TAYLOR
                                        ---------------------------------------
                                    Name:    Cindy B. Taylor
                                    Title:   Senior Vice President
                                             and Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number            Description of Document
------            -----------------------

99.1              Oil States International, Inc. - Additional Quarterly
                  Segment and Operating Data - Two Years Ended December 31, 2002